UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    January 21, 2021

ATHENA GOLD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	_000-51808	90-0158978
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2010 A Harbison Drive # 312, Vacaville, CA 95687
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707)  291-6198

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

ITEM 5.03	AMENDMENT TO CERTIFICATE OF INCORPORATION AND BYLAWS.

ITEM 7.01	REGULATION FD DISCLOSURE

Effective January 21, 2021 the Athena Gold Corporation, f/k/a Athena Silver Corporation (the “Company”) filed a Certificate of Amendment to Certificate of Amended and Restated Certificate of Incorporation (“Certificate of Amendment”) which was approved by the Company’s Board of Directors and the holders of a majority of the issued and outstanding shares of the Company’s Common Stock with the State of Delaware. The Certificate of Amendment was also the subject of an Information Statement on Schedule 14C which was mailed to shareholders on December 17, 2020. The Certificate of Amendment (i) changed the name of the Company to “Athena Gold Corporation” and (ii) increased the number of shares of Common Stock, $.0001 par value, that the Company is authorized to issue to 250,000,000. A copy of the Certificate of Amendment is filed herewith as Exhibit 10.1

The Company is submitting is Notification of Corporate Action to FINRA and will announce on a Current Report on Form 8-K when the Company’s Common Stock will begin trading under the new corporate name and possibly new ticker symbol. In the meantime, the Company’s Common Stock will continue to trade on the OTC.QB under the ticker symbol “AHNR”.

On January 25, 2021 – Athena Silver Corporation (the “Company”) issued a press release announcing the change of its corporate name from Athena Silver Corporation to “Athena Gold Corporation” and providing an update of the Company’s plan of operations. A copy of the press release is filed herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01:	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Item	Title
10.1	Certificate of Amendment to Certificate of Amended and Restated Certificate of Incorporation
99.1	Press Release

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Athena Gold Corporation

Date: January 26, 2021	By: /s/ John C. Power
John C. Power, President